Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   6.02%
November, 2000   6.31%
October, 2000   6.14%
September, 2000   5.60%


Cash Yield19.74%


Investor Charge Offs 4.46%


Base Rate 8.97%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,672,128,513.82